UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Issuer

Pursuant to Section 13a-16 or 15d-16 of the

Securities Exchange Act of 1934

For the month of: January, 2018

Commission File Numbers: 001-10351, 001-14460

NUTRIEN LTD.

(Name of registrant)

Suite 500, 122 – 1st Avenue South Saskatoon, Saskatchewan S7K 7G3 Canada	13131 Lake Fraser Drive S.E. Calgary, Alberta T2J 7E8 Canada

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F  ☐                     Form 40-F  ☑

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):  ☐

EXPLANATORY NOTE

Purpose of the Filing

Nutrien Ltd., a company organized under the laws of Canada (“Nutrien”), is filing this Current Report on Form 6-K (using the EDGAR format type 8-K12B) pursuant to Rule 12g-3(f) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, Nutrien is a “successor issuer” to Agrium Inc. (“Agrium”) and Potash Corporation of Saskatchewan Inc. (“PotashCorp”), each of which historically filed periodic reports under the Exchange Act. As each of Agrium’s common shares (the “Agrium Shares”) and PotashCorp’s common shares (the “PotashCorp Shares”) were registered under Section 12(b) of the Exchange Act, Nutrien’s common shares (the “Nutrien Shares”) are now deemed registered under that section of the Exchange Act. Accordingly, as of the date hereof, Nutrien is required to and will file periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission. Nutrien is a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act) and will file and submit reports to certain Canadian securities regulatory authorities under the Multijurisdictional Disclosure System.

Background and Succession Pursuant to Rule 12g-3(d)

On January 1, 2018, pursuant to the Arrangement Agreement, dated September 11, 2016, between Agrium and PotashCorp, each of Agrium and PotashCorp became an indirect wholly owned subsidiary of Nutrien, the parent entity formed to manage and hold the combined businesses of Agrium and PotashCorp as a result of the transactions under the plan of arrangement under the Canada Business Corporations Act, involving, among others, Nutrien, Agrium and PotashCorp (the “Arrangement”). The Nutrien Shares issued in exchange for Agrium Shares and PotashCorp Shares under the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

Upon consummation of the Arrangement, PotashCorp shareholders received 0.400 Nutrien Shares for each PotashCorp Share they owned, and Agrium shareholders received 2.230 Nutrien Shares for each Agrium Share they owned. Prior to the opening of trading on the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (the “TSX”) on January 2, 2018, the Agrium Shares and the PotashCorp Shares were suspended from trading, and the Nutrien Shares were listed and commenced trading on the NYSE and the TSX under the ticker symbol “NTR” on the same day.

The foregoing description of the Arrangement is qualified in its entirety by reference to the Joint Information Circular of Agrium and PotashCorp, a copy of which is included as an exhibit to the Current Report on Form 6-K of Agrium dated October 6, 2016 and the Current Report on Form 8-K of PotashCorp dated October 6, 2016 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUTRIEN LTD.

Date: January 2, 2018	By:	/s/ Charles V. Magro
	Name:	Charles V. Magro
	Title:	President and Chief Executive Officer